PROMISSORY NOTE
                                 (Interim Loan)

$150,000.00                                                 April 8, 1998
                                                            San Jose, California

         FOR VALUE RECEIVED, the undersigned promises to pay to Bell Sports, Inc., a California corporation ("Payee"), the principal sum of One Hundred and Fifty Thousand Dollars. No interest shall accrue or be payable on the principal balance provided that the principal balance is timely paid in accordance with the following terms.

         Interest will be imputed at the rate of six percent (6%) per annum, and shall be added to the W-2 of the undersigned employee. The undersigned employee will pay all taxes on interest so imputed.

         The balance of the note is payable as follows:

                  (1) Fifty percent (50%) of any bonus (if any) awarded to the undersigned by Payee after the date hereof shall be applied by Payee to reduce the balance hereof;

                  (2) The entire principal balance hereof is due and payable upon the earlier of the following: (a) the termination, for whatever reason, of the undersigned as an employee of the Payee; (b) the dissolution or liquidation of the Payee; or (c) the third anniversary of this promissory note as reflected by the date at the top hereof.

         In the event that the note is not paid strictly in accordance with all of the above terms, then and thereafter the principal balance will bear interest at the maximum legal rate until paid in full.

         This Note is secured by a Collateral Pledge Agreement of even date herewith, the terms of which are incorporated herein by reference. This Note shall for all purposes be governed by and construed in accordance with the laws of the State of California.

         IN WITNESS WHEREOF, the undersigned have caused this Promissory Note to be executed as of the day and year first above written.

                                             /s/ Bill Bracy
                                             -----------------------------------
                                             Bill Bracy

         I join the act and deed of Employee, my husband/wife, and agree to joint and several liability of all obligations hereinabove imposed.

                                             /s/ Chris Bracy
                                             -----------------------------------
                                             Chris Bracy

                           COLLATERAL PLEDGE AGREEMENT



         THIS COLLATERAL PLEDGE AGREEMENT ("Agreement") is made this 8th day of April, 1998, by and among BILL BRACY, a resident of the State of California ("Pledgor") and BELL SPORTS, INC., a California corporation (BELL).

         1.       Pledge.

                  As security for Pledgor's promissory note ("Note") to BELL of even date herewith, which Note evidences the indebtedness of the Pledgor to BELL, Pledgor hereby pledges, mortgages, hypothecates, assigns, transfers, delivers, sets over and confirms unto BELL, its successors and assigns, the following property, to wit:

         Any and all options to purchase shares or equity investment in BELL or any of its affiliates, however received or whenever granted, either registered to or exercisable by the Pledgor, together with all proceeds thereof, additions thereto and substitutions therefor, including without limitation any other securities, cash or other properties distributed with respect to the foregoing options to purchase stock or equity investment other securities subject to this Agreement, whether as a result of merger, consolidation, dissolution, reorganization, recapitalization, interest payment, stock split, stock dividend, reclassification or redemption or any other change declared or made in the capital structure of BELL, or otherwise, as collateral security for the payment in full when due of any and all obligations and indebtedness of Pledgor to BELL, whether direct, indirect or contingent, whether now existing or hereafter incurred and whether or not otherwise secured (hereinafter collectively referred to as the "Obligations"), including, without limitation, all obligations and indebtedness of Pledgor under the Note and any extensions, amendments and renewals thereto. In the event of a conflict or inconsistency between the terms hereof and the terms of the Note, the terms of the Note shall control. Pledgor warrants and represents that Pledgor has the right to pledge, mortgage, hypothecate, assign, transfer, deliver, set over and confirm unto BELL all of the foregoing options to purchase shares or equity investment free of any encumbrance subject only to the terms of any plan or plans by or pursuant to which such options or investment were issued or awarded.

         Pledgor hereby agrees promptly to pledge and deposit hereunder with BELL any stock, securities, or other property with respect to any of the options or securities represented thereby, whether taken in substitution for or in addition to the above described property. Such stock, other securities and property shall stand pledged and assigned for the Obligations in the same manner as the property described in the first paragraph hereof. All of the property described in this Section 1 and in the first and second paragraphs hereof is hereinafter called the "Pledged Property."

         2.       Voting Power,  Dividends,  Etc.

                  (a) Unless and until an Event of Default (as hereinafter defined) or an event which, with the passage of time or giving of notice or both would constitute an Event of the Default, has occurred, the Pledgor shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Property, and the Pledgor shall be entitled to receive and retain any dividends on the Pledged Property paid in cash out of earned surplus on BELL to the extent such dividends are reasonable in amount and paid in the ordinary course of business. To the extent not so permitted, such sums shall be applied to the amount owing under the Note.

                  (b) Pledgor hereby irrevocably appoints the President of BELL as Pledgor's proxy holder with respect to the Pledged Property with full power and authority to vote such Pledged Property and otherwise act with respect to such Pledged Property on behalf of Pledgor, provided that this proxy shall be operative only upon an Event of Default. This Proxy shall be irrevocable for so long as any of the Obligations remain in existence, and shall be coupled with an interest. If any Event of Default shall have occurred, then whether or not any holder of the Note, or the Obligations, exercises any available options to declare the note or the Obligations due and payable or seeks or pursues any other relief or remedy available to such holder under this Pledge Agreement or the Obligations:

                           (i)  The   President  of  BELL,  or  his  nominee  or
nominees, shall forthwith, without further action on the part of any person, have the sole and exclusive right to exercise the proxy granted above and all voting, consensual and other powers of ownership pertaining to the Pledged Property and shall exercise such powers in such manner as such person, in his sole reasonable discretion, shall determine to be necessary, appropriate or advisable, and, if BELL shall so request in writing, the

Pledgor agrees to execute and deliver to BELL such other and additional powers, authorizations, proxies, dividends and such other documents as BELL may reasonably request to secure to BELL the rights, powers and authorities intended to be conferred upon BELL by this Subsection (b); and

                           (ii) All  dividends  and other  distributions  on the
Pledged Property shall be deposited in a sinking fund to be established for the benefit of BELL, and, if BELL shall so request in writing, the Pledgor agrees to execute and deliver to BELL appropriate additional dividend, distribution and other orders and documents to that end.

         3.       Sale of Pledged Property After an Event of Default.

         If any Event of Default shall have occurred, then, unless the Note and the Obligations shall have been paid in full at or before the time BELL gives Pledgor the notice provided for in Subsection (a) of this Section 3 or at or before the time the suit provided for in Subsection (b) of this Sections 3 shall be begun, BELL may, in its sole discretion, without further demand, advertisement or notice, except as expressly provided for in Subsection (a) of this section 3, (i) apply the cash, if any, then held by him as collateral hereunder, for the purposes and in the manner provided in Section 4 hereof, and
(ii) if there shall be no such cash or the cash so applied shall be insufficient to make in full all payments provided in Subsections (a) and (b) of Sections 4 hereof:

                  (a) Sell the Pledged Property, or any part thereof, in one or more sales, at public or private sale, conducted by any officer or agent or auctioneer or attorney for, BELL, at BELL's place of business or elsewhere, for cash, upon credit or future delivery, and at such price or prices as BELL shall, in its sole discretion, determine, and BELL may be the purchaser of any or all of the Pledged Property so sold and shall hold the same thereafter in its own right, free from any claims of Pledgor or any right of redemption of Pledgor. Upon any such sale BELL shall have the right to deliver, assign and transfer to the Purchaser thereof the Pledged Property so sold. Each purchaser (including
BELL) at any such sale shall hold the Pledged Property so sold including, without limitation, any equity or right of redemption of the Pledgor, which the Pledgor hereby specifically waives, to the extent he may lawfully do so, and all rights of redemption, stay or appraisal which he has or may have under any rule of law of statute now existing or hereafter adopted. BELL shall give the Pledgor at least five (5) days' written notice, in case of public or private sale. Any such public sale shall be held at such time or times within ordinary business hours as BELL shall fix in the notice of such sale. At any such sale the Pledged Property may be sold in one lot as an entity or in separate parcels. BELL shall not be obligated to make any sale pursuant to any notice. BELL may, without notice or publication, adjourn any public or private sale from time to time by announcement at the time and place fixed for such sale, or any adjournment thereof, and any such sale my be made at any time or place to which the same may be so adjourned without further notice or publication. In case of any sale of all or any part of the Pledged Property for credit or for future delivery, the Pledged Property so sold may be retained by BELL until the selling price is paid by the purchaser thereof, but BELL shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Property so sold, and in case of any such failure, such Pledged Property may again be sold under and pursuant to the provisions hereof; or

                  (b) Proceed by a suit or suits at law or in equity to foreclose upon this Agreement and sell the Pledged Property, or any portion thereof, under a judgment or decree of a court of courts of competent jurisdiction.

         The President of BELL, as attorney-in-fact pursuant to section 5 hereof may, in the name and stead of the Pledgor, make and execute all conveyances, assignments and transfers of the Pledged Property sold pursuant to Subsection
(a) or (b) of this Section 3. The Pledgor shall, if so requested by BELL, ratify and confirm any sale or sales by executing and delivering to BELL or to such purchaser or purchasers all such instruments as may, in the sole judgment of BELL, be advisable.

         4.       Application of Proceeds.

         If an Event of Default exists, the proceeds of any sale, or of collection, of all or any part of the Pledged Property shall be applied by BELL, without any marshaling of assets, in the following order:

                  (a) first, to the payment of all of the costs and expenses of such sale, including, without limitation, reasonable compensation to BELL and its agents, attorneys and counsel, and all other reasonable expenses, liabilities and advances made or incurred by BELL in connection therewith; and

                  (b) second, to the payment of the principal of and premium, if any, and interest on the Note, and all obligations of the Pledgor under the Note and this Agreement and then to pay any other Obligations; and

                  (c) finally, to the payment to the Pledgor, his successors or assigns, or their respective heirs, executors or administrators, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, or any surplus remaining from such proceeds after payments of the character referred to in Subsections (a) and (b) of this Section 4 shall have been made.

         5.       President of BELL Appointed Attorney-in-Fact;  Indemnity.

         Upon an Event of Default, the President of BELL, his successors and assigns, is hereby appointed attorney-in-fact, with full power of substitution, of the Pledgor for the purpose of carrying out the provisions of the Pledge Agreement and taking any action and executing any instruments which such attorney-in-fact may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. The Pledgor will indemnify and save harmless such person from and against any liability or damage which he may incur, in good faith and without gross negligence, in the exercise and performance of any of its or his powers and duties specifically set forth herein.

         6.       No Waiver.

         No failure on the part of BELL to exercise, and no delay on the part of BELL in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by BELL of any right, power or remedy hereunder preclude any other or further right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law or equity.

         7.       Termination of Pledge.

         When all of the Obligations, including, without limitation, the indebtedness evidenced or secured by the Note or this Agreement, shall have been paid in full, this Agreement shall terminate. BELL shall forthwith assign, transfer and deliver to the Pledgor or his assignees, without representation, warranty or recourse, against appropriate receipts, all the Pledged Property, if any, then held by him in pledge hereunder.

         8.       Representations and Warranties.

         The Pledgor hereby represents and warrants that, when the Pledged Property is pledged hereunder:

                  (a) Ownership of Pledged Property. Pledgor is the legal and equitable owner of the Pledged Property free and clear of all liens, charges, encumbrances and security interests of every kind and nature, other that those created hereunder.

                  (b)  Authority  to  Pledge.   Pledgor  has  taken  all  action
necessary to make this Pledge and all obligations hereunder fully enforceable against Pledgor.

                  (c) Continuous Security Interest. Pledgor hereby agrees that, until payment of principal, interest, and all other sums owing pursuant to the
Note in accordance with the terms thereof and performance in full of all of the Obligations and the covenants, conditions and agreements to Pledgor hereunder, all rights, powers and remedies granted to BELL hereunder shall continue to exist and may be exercised by BELL.

                  (d) Right to Transfer. Pledgor hereby represents and warrants that on the date of this Agreement he has the absolute right and authority to enter into this Agreement and thereby to create in favor of BELL a valid and binding security interest in the Pledged Property, subject to no liens, charges, encumbrances or rights of others.

                  (e) No Transfer, Further Encumbering, Etc. Pledgor hereby agrees not to directly or indirectly assign, transfer or convey or further encumber the Pledged Property or any part thereof or interest therein without the prior written consent of BELL.

         9.       Governing Law.

         This Agreement shall in all respects be construed and interpreted in accordance with and governed by the laws of the State of California applicable to agreements made and to be performed entirely in California by California residents.

         10.      Successor and Assigns.

         This Agreement shall be binding upon and inure to the benefit of the respective successors and assign of the Pledgor and BELL, and any subsequent holder of the Note or the Obligations.

         11.      Additional Instruments and Assurance.

         The Pledgor hereby agrees, at his own expense, to execute and deliver, from time to time, any and all further or other instruments, and to perform such acts, as BELL may reasonably request for purposes of this Agreement and to secure to BELL, and to all persons who may from time to time be the holder of the Note or the Obligations, the benefits of all rights, authorities and remedies conferred upon BELL by the terms of this Agreement.

         12.      Notices.

         All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed or telegraphed or delivered, if to the Pledgor, at his address at ___________________________ ____________________________________________________ or if to BELL, at 6350 San
Ignacio, San Jose, CA 95119 ATTN: Chief Financial Officer, or, as to each party, at such other address as shall be designated by such party in a written notice to the other party, complying with the foregoing terms. All such notices and communications shall, when mailed or telegraphed, be effective when deposited in the United States Mail, postage prepaid, certified, registered or express, return receipt requested, or delivered to the telegraph company or overnight courier, charges prepaid, respectively, addressed as aforesaid.

         13.      Severability.

         In case any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had not been included.

         14.      Events of Default.

         The Pledgor shall be in default under this Agreement upon the occurrence of any one of the following events (herein referred to as an "Event of Default"):

                  (a)  Default  by  the  Pledgor  in  the  due   observance   or
performance of any covenant or agreement contained herein or breach by the Pledgor of any representation or warranty herein contained; or

                  (b) any default by Pledgor in the payment or performance when due of any of the Obligations, including, without limitation, the payment of the principal of, or interest on, any indebtedness of Pledgor to BELL, as set forth in the Note; or

                  (c)  the   occurrence  of  any  event  of  default  under  the
provisions of the Note, and any other instrument, document or agreement securing the indebtedness evidenced by the Note.

         15.      Heading.

         The headings of the Sections of this Agreement have been inserted for convenience of reference only and shall in no way affect the construction or interpretation of this Agreement.

         IN WITNESS WHEREOF, the parties have entered into this Collateral Pledge Agreement as of the date first above written.

                                        PLEDGOR:


                                        /s/ Bill Bracy
                                        ------------------------------------
                                        Bill Bracy

                                        BELL SPORTS, INC.



                                        By /s/ Linda Bounds
                                           ---------------------------------
                                           Linda Bounds
                                           Chief Financial Officer